UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                    FORM 8-K

                Current Report Pursuant to Section 13 or 15(d) of
                       the Securities Exchange Act of 1934

       Date of Report (Date of earliest event reported): September 6, 2006

                              SunCom Wireless, Inc.
             (Exact name of registrant as specified in its charter)

          Delaware              333-57715              23-2930873
       (State or other         (Commission          (I.R.S. Employer
        jurisdiction of         File Number)         Identification No.)
        incorporation)

                                1100 Cassatt Road
                              Berwyn, Pennsylvania 19312
          (Address Of Principal Executive Offices, Including Zip Code)

                                 (610) 651-5900
              (Registrant's Telephone Number, Including Area Code)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

o Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

o Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

o Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

o Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))



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Item 1.01.  Entry into a Material Definitive Agreement.

Raul Burgos

On September 6, 2006, SunCom Wireless Management Company, Inc. ("Management Company"), a wholly-owned subsidiary of SunCom Wireless, Inc. and of SunCom Wireless, Inc.'s ultimate parent company, SunCom Wireless Holdings, Inc. ("SunCom"), and Raul Burgos entered into an employment agreement pursuant to which Mr. Burgos has agreed to serve as President of SunCom - Puerto Rico and Senior Vice President of Management Company until December 31, 2009. Mr. Burgos has served as President of SunCom - Puerto Rico since December of 2004.

If Mr. Burgos's employment agreement is not terminated on or before December 31, 2009, the employment agreement will be automatically extended for successive one-year periods unless either party elects to terminate the agreement by giving 60 days' prior notice. Under his employment agreement, Mr. Burgos will receive an annual base salary of $235,000, with a discretionary annual 5% increase subject to Mr. Burgos's maintaining his historical levels of performance. Mr. Burgos also will receive certain retention bonuses subject to his continued active employment, stock retention and his meeting certain performance standards. In addition, Mr. Burgos is eligible to receive an annual performance-based bonus equal to 75% of his base salary for that year. In connection with the execution of his employment agreement, Mr. Burgos will be granted 200,000 shares of restricted stock under SunCom's Stock and Incentive Plan that will vest in four equal installments.

Mr. Burgos may terminate the employment agreement at any time upon 60 days' notice or immediately for Good Reason (as defined in his employment agreement). SunCom may terminate Mr. Burgos's employment Without Cause or for Cause (each as defined in his employment agreement). Upon his termination, Mr. Burgos will be entitled to receive any salary earned but unpaid for services rendered prior to his termination. If Mr. Burgos terminates his employment for Good Reason or if Mr. Burgos's employment is terminated Without Cause, Mr. Burgos will be entitled to receive a severance benefit in the amount equal to his base salary in effect on the date of termination plus the amount of any performance bonus to which Mr. Burgos would otherwise be entitled, prorated to reflect the portion of the then current year prior to such termination. Mr. Burgos will also be entitled to receive that portion of any unvested shares of SunCom restricted stock previously awarded to him. Management Company has agreed to indemnify Mr. Burgos against claims against him by reason of his position with Management Company or any of its affiliates, including SunCom (the "SunCom Group"), not arising as a result of Mr. Burgos's willful misconduct and/or gross negligence. Management Company has also agreed to include Mr. Burgos as an insured under its directors' and officers' liability insurance. Should Mr. Burgos's employment be terminated or should Mr. Burgos terminate his employment within one year of a change of control of SunCom, Mr. Burgos will be entitled to receive all amounts not previously paid under his employment agreement.

Mr. Burgos has agreed that during the term of his employment and for one year thereafter he will not compete with the SunCom Group or be employed by or provide consulting services to a competitor of the SunCom Group. Mr. Burgos has also agreed (i) to maintain the confidentiality of all confidential information of Management Company, (ii) not to claim any right or interest in any intangible property of any member of the SunCom Group or intangible property produced or used in connection with any member of the SunCom Group, (iii) that during the term of his employment and for one year thereafter he will not hire or solicit to hire any person actively employed by Management Company or employed by Management Company during the preceding six months, and (iv) that during the term of his employment and for one year thereafter he will not solicit the business of any customer of Management Company with which Mr. Burgos had personal contact or for whom Mr. Burgos had some responsibility pursuant to and during his employment with Management Company. Mr. Burgos has also agreed that he will not transfer beneficial ownership of any shares of SunCom Class A common stock except under certain specified circumstances.

The foregoing summary of Mr. Burgos's employment agreement is qualified by reference to the full text of the employment agreement filed with this report as Exhibit 10.1 and incorporated herein by reference.

William Robinson

On September 11, 2006, Management Company and William A. Robinson, our Executive Vice President of Operations, entered into a letter agreement conforming certain terms of Mr. Robinson's employment agreement to those contained in the employment agreement of Michael E. Kalogris, SunCom's Chairman and Chief Executive Officer. Pursuant to this letter agreement, in the event Mr. Robinson's employment is terminated (i) by reason of his death or Disability (as defined in Mr. Robinson's employment agreement), (ii) Without Cause (as defined in Mr. Robinson's employment agreement), (iii) notice of non-renewal, or (iv) by Mr. Robinson for Good Reason (as defined in Mr. Robinson's employment agreement), then Mr. Robinson shall be entitled to immediate vesting of all of the shares of SunCom's restricted stock previously awarded to Mr. Robinson as of the date of his termination.

The foregoing summary of Mr. Robinson's letter agreement is qualified by reference to the full text of Mr. Robinson's employment agreement, as amended by the letter agreement, dated December 2, 2005 and Amendment No. 1 to Mr. Robinson's employment agreement, which are listed as Exhibits 10.3, 10.4 and 10.5, respectively, to this report, and the letter agreement, dated September 11, 2006, which is filed with this report as Exhibit 10.6 and incorporated herein by reference.




Item 9.01. Financial Statements and Exhibits.

        (a) Not applicable.

        (b) Not applicable.

        (c) Not applicable.

        (d) Exhibits:

                10.1 Employment Agreement, dated as of September 6, 2006, between SunCom Wireless Management Company, Inc. and Raul Burgos (incorporated by reference to Exhibit 10.1 to the Form 8-K of SunCom Wireless Holdings, Inc. filed September 12, 2006).

                10.2 Form of Restricted Stock Award Agreement for Puerto Rico Executives (incorporated by reference to Exhibit 10.2 to the Form 8-K of SunCom Wireless Holdings, Inc. filed
                        September 12, 2006).

                10.3 Employment Agreement, dated as of March 7, 2005, by and between SunCom Wireless Management Company, Inc. and William A. Robinson (incorporated by reference to Exhibit 10.1 to the Form 8-K of Triton PCS Holdings, Inc. filed March 11, 2005).

                10.4 Letter Agreement, dated as of December 2, 2005, by and between SunCom Wireless Management Company, Inc. and William A. Robinson (incorporated by reference to
                        Exhibit 10.23 to the Form 10-K of Triton PCS Holdings, Inc. for the year ended December 31, 2005).

                10.5 Amendment No. 1 to Employment Agreement by and between SunCom Wireless Management Company, Inc. and
                        William A. Robinson, dated December 14, 2005
                        (incorporated by reference to Exhibit 10.24 to the Form 10-K of SunCom Wireless Holdings, Inc. for the year ended December 31, 2005).

                10.6 Letter Agreement, dated as of September 11, 2006, by and between SunCom Wireless Management Company, Inc. and William A. Robinson (incorporated by reference to Exhibit 10.6 to the Form 8-K of SunCom Wireless Holdings, Inc. filed September 12, 2006).


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                                   SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                SUNCOM WIRELESS, INC.

Date: September 12, 2006        By: /s/ Charles H.N. Kallenbach
                                ----------------------------------------
                                Charles H.N. Kallenbach
                                Senior Vice President of Legal and
                                Regulatory Affairs